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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 1, 1994


                            FIRST BANK SYSTEM, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                     1-6880                 41-0255900
          --------                     ------                 ----------
(State or other jurisdiction        (Commission)           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA            55402
- - -----------------------------------------------            -----
   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  612-973-1111
                                                     ------------


                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  On July 1, 1994, First Bank System, Inc. (the "Company") issued a press release announcing that it had signed a letter of intent to acquire Minneapolis-based Metropolitan Financial Corporation. The Company is hereby filing with the Securities and Exchange Commission a copy of its press release dated July 1, 1994.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)  Exhibits.
              --------

              Exhibits 99.1     Press release of First Bank System, Inc., dated
                                July 1, 1994.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST BANK SYSTEM, INC.
                                            (Registrant)



                                            By  /s/ David J. Parrin
                                            --------------------------
                                            David J. Parrin
                                            Senior Vice President & Controller




DATE:     July 5, 1994